Exhibit 99.1

NEWS RELEASE COMPUWARE CORPORATION
Corporate Headquarters One Campus Martius • Detroit, Michigan 48226 (313) 227-7300

For Immediate Release
July 29, 2014

Compuware Corporation Reports First Quarter,
Fiscal Year 2015 Results

•	Non-GAAP earnings per share were $0.05; GAAP EPS of $0.00

•	Total revenues were approximately $164.5M

•	Total APM revenue was approximately $77.4M

•	Total Mainframe revenue was approximately $65.5M; contribution margin of 74 percent

•	Cash flow from operations was approximately $22M; cash balance of $276M

DETROIT, July 29, 2014 -- Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its first quarter, fiscal year 2015 ended June 30, 2014.

Non-GAAP net income for the quarter was $11.3 million, or $0.05 per diluted share, compared to $16.5 million, or $0.07 per diluted share in the year-ago period. GAAP net income for the first quarter was $52,000, or $0.00 per diluted share, compared to $4.3 million, or $0.02 per diluted share in the year-ago period. Prior-year amounts relate to our continuing operations.
(Included in the financial tables is a reconciliation between non-GAAP and GAAP results.)

“Q1 was essentially in line with expectations. We are experiencing solid business momentum and are seeing positive metrics across the board for Q2 and the rest of the fiscal year,” said Compuware CEO Bob Paul. “Additionally, our cost rationalization and business transformation efforts continue to progress well, and our previously announced strategic- and shareholder-value initiatives remain on track with the Board remaining committed to reviewing and evaluating credible opportunities to create additional value for shareholders.”

First Quarter Fiscal Year 2015 Results

During the company’s first quarter:

•	Total revenues were approximately $164.5M, down 3.7 percent y/y

•	Software license fees were approximately $26.7M, down 15.9 percent y/y

•	Maintenance fees were approximately $88.5 million, up 1.5 percent y/y

•	Subscription fees were approximately $19.4 million, down 3.8 percent y/y

•	Professional services revenues were approximately $8.4 million, up 9.7 percent y/y

•	Application services fees were approximately $21.6 million, down 10.4 percent y/y

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

First Quarter Fiscal Year 2015 Highlights

During the first quarter, Compuware:

•	Announced that CIO Review Magazine named Compuware APM as one of the Top 100 Most Promising Big Data Companies.

•	Announced that Michael Keddington joined Covisint as its Senior Vice President of Worldwide Sales.

•	Revealed new mobile capabilities across the Compuware APMaaS platform that further extends its leadership in mobile performance and user experience management.

•	Announced that Gartner, Inc. recognized Covisint as a Leader in its first ever "Magic Quadrant for Identity Access Management as a Service (IDaaS)."

•	Announced new capabilities to its Data Center Real-User Monitoring (DCRUM) solution; and partnered with Emulex Corporation (NYSE:ELX), a leader in network visibility, to announce the availability of the Endace FusionTM Connector for Compuware APM's DC RUM solution.

•	Announced day-one support for two IBM releases—WebSphere MQ for z/OS, V8.0 (MQ V8) and CICS Transaction Server for z/OS V5.2 (CICS TS V5.2)—highlighting how Compuware's Mainframe Solutions enhance the value of IBM's System z platform by optimizing developer productivity, reducing costs and improving service quality throughout the application lifecycle.

•	Announced the findings of a global survey of 740 senior IT professionals' concerns about cloud computing adoption.

•	Announced that Compuware Covisint was named a "major player" by independent analyst firm IDC in the report: IDC MarketScape: Worldwide Federated Identity Management and Single Sign-On 2014 Vendor Assessment (IDC #247097, March 2014).

Use of Non-GAAP Financial Measures

In an effort to provide investors with additional information regarding the Company's results as determined by U.S. generally accepted accounting principles (GAAP), the Company has also disclosed in this press release and the accompanying tables the following non-GAAP information: (a) non-GAAP net income and (b) non-GAAP diluted earnings per share. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude share-based compensation expense; the amortization of intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and our business transformation; and the related tax impacts of these items. Each of the non-GAAP adjustments is described in more detail below. This press release also contains a reconciliation of each of these non-GAAP measures to its most comparable GAAP financial measure.

We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our operating results because they exclude amounts that management and the board of directors do not consider part of core operating results when assessing the performance of the organization. We believe that inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and provides consistency in calculations by outside analysts reviewing our results. Accordingly, we believe these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management.

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

While we believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Items such as share-based compensation expense; the amortization of intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and our business transformation; and the related tax impacts of these items that are excluded from our non-GAAP financial measures can have a material impact on net earnings. As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, net earnings, cash flow from operations or other measures of performance prepared in accordance with GAAP. We compensate for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reconciling the non-GAAP financial measures to their most comparable GAAP financial measure. Investors are encouraged to review the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures that are included elsewhere in this press release.

The following discusses the reconciling items from our non-GAAP financial measures to the most comparable GAAP financial measures:

Share-based compensation expense. Our non-GAAP financial measures exclude the compensation expenses required to be recorded by GAAP for equity awards to employees and directors. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding expenses related to share-based compensation, because these costs are generally fixed at the time an award is granted, are then expensed over several years and generally cannot be changed or influenced by management once granted.

Amortization of intangible assets. Our non-GAAP financial measures exclude costs associated with the amortization of intangible assets. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-
GAAP financial measures, excluding amortization of intangible assets, because these costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Restructuring charges. Our non-GAAP financial measures exclude restructuring charges, and any subsequent changes in estimates, as they relate to our corporate restructuring and exit activities. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding restructuring charges, in order to provide comparability and consistency with historical operating results.

Advisory fees associated with certain shareholder actions and our business transformation. The Company has incurred costs for consultant fees related to shareholder actions and business transformation. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding such costs, in order to provide comparability and consistency with historical operating results.

Provision for income taxes on above pre-tax non-GAAP adjustments. Our non-GAAP financial measures exclude the tax impact of the above pre-tax non-GAAP adjustments. This amount is calculated using the tax rates of each country to which these pre-tax non-GAAP adjustments relate. Management excludes the non-GAAP adjustments on a net-of-tax basis in evaluating our performance. Therefore, we exclude the tax impact of these charges when presenting non-GAAP financial measures.

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

Compuware Corporation

Compuware is the technology performance company, and we exist solely to help our customers optimize the performance of their most important and innovative technologies—those that drive their businesses forward. Today, more than 7,100 companies, including many of the world’s largest organizations, depend on Compuware and our new-generation approach to performance management to do just that. Learn more at: http://www.compuware.com.

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Conference Call Information

Compuware will today hold a conference call to discuss these results at 5:30 p.m. Eastern time (21:00 GMT). To join the conference call, interested parties in the United States should call 800-230-1059. For international access, the conference call number is +1-612-234-9959. No password is required. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site. A conference call presentation is also available on the site.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 329744.

Press Contact

Lisa Elkin, Senior Vice President, Marketing, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF JUNE 30,
ASSETS
	2014	2013
CURRENT ASSETS:
Cash and cash equivalents	$275,514	$81,329
Accounts receivable, net	288,031	354,404
Deferred tax asset, net	36,770	43,062
Income taxes refundable	4,519	4,674
Prepaid expenses and other current assets	27,629	35,733
Total current assets	632,463	519,202

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	283,107	297,405

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	96,868	113,748

ACCOUNTS RECEIVABLE	165,010	181,343
DEFERRED TAX ASSET, NET	16,582	30,587
GOODWILL	647,445	724,800
OTHER ASSETS	24,613	30,451

TOTAL ASSETS	$1,866,088	$1,897,536
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$14,133	$12,900
Accrued expenses	75,448	92,002
Income taxes payable	16,249	24,729
Deferred revenue	354,683	386,105
Total current liabilities	460,513	515,736

LONG TERM DEBT	-	15,000

DEFERRED REVENUE	274,482	294,988

ACCRUED EXPENSES	19,927	17,985

DEFERRED TAX LIABILITY, NET	33,857	54,588
Total liabilities	788,779	898,297

SHAREHOLDERS' EQUITY:
Common stock	2,200	2,141
Additional paid-in capital	837,773	731,622
Retained earnings	229,037	280,780
Accumulated other comprehensive loss	(7,648)	(15,304)
Total Compuware shareholders' equity	1,061,362	999,239
Non-controlling interest	15,947	-
Total shareholders' equity	1,077,309	999,239

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,866,088	$1,897,536

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED
	JUNE 30,

	2014	2013
REVENUES:
Software license fees	$26,687	$31,743
Maintenance fees	88,460	87,162
Subscription fees	19,362	20,132
Services fees	8,414	7,671
Application services fees	21,587	24,101
Total revenues	164,510	170,809

OPERATING EXPENSES:
Cost of software license fees	4,995	4,929
Cost of maintenance fees	6,922	7,339
Cost of subscription fees	8,202	7,840
Cost of services	6,732	6,642
Cost of application services	30,902	24,261
Technology development and support	19,952	23,691
Sales and marketing	53,103	52,267
Administrative and general	34,013	36,048
Restructuring costs	2,975	4,803
Total operating expenses	167,796	167,820

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,286)	2,989

OTHER INCOME, NET	223	202

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX PROVISION	(3,063)	3,191

INCOME TAX PROVISION (BENEFIT)	(1,707)	(1,071)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS INCLUDING NON-CONTROLLING INTEREST	(1,356)	4,262

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	-	5,705

NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	(1,356)	9,967

Less: Net loss attributable to the non-controlling interest in Covisint Corporation	(1,408)	-

NET INCOME ATTRIBUTABLE TO COMPUWARE CORP	$52	$9,967

Amounts attributable to Compuware common shareholders
Income (loss) from continuing operations	(1,356)	4,262
Loss attributable to non-controlling interest	(1,408)	-
Income from continuing operations, net of tax	52	4,262
Income from discontinued operations, net of tax	-	5,705
Net income attributable to Compuware common shareholders	$52	$9,967

Diluted earnings per share:
Continuing operations	0.00	0.02
Discontinued operations	0.00	0.03
Diluted earnings per share	$0.00	$0.05

Weighted-average common shares outstanding	219,667	213,640
Dilutive effect of stock awards	3,680	6,054
Total shares	223,347	219,694

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	THREE MONTHS ENDED
	JUNE 30,
	2014	2013
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income (loss) including non-controlling interest	$(1,356)	$9,967
Adjustments to reconcile net income (loss) to cash provided by operations:
Depreciation and amortization	14,980	16,452
Stock award compensation	8,800	10,437
Deferred income taxes	(3,237)	(14,148)
Other	570	13
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	102,475	60,935
Prepaid expenses and other assets	(48)	1,871
Accounts payable and accrued expenses	(24,695)	(25,892)
Deferred revenue	(58,194)	(41,987)
Income taxes	(17,231)	11,002
Net cash provided by operating activities	22,064	28,650

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(2,189)	(1,667)
Capitalized software	(6,988)	(5,745)
Divestiture of business units	(8,046)	-
Other	-	(275)
Net cash provided by (used in) investing activities	(17,223)	(7,687)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings	-	26,500
Payments on borrowings	-	(29,500)
Net proceeds from exercise of stock awards including excess tax benefits	3,386	7,105
Employee contribution to common stock purchase plans	397	651
Repurchase of common stock	(6,423)	(4,962)
Dividends	(27,474)	(26,741)
Other	-	(299)
Net cash used in financing activities	(30,114)	(27,246)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	728	(2,261)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(24,545)	(8,544)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	300,059	89,873

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$275,514	$81,329

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	JUN 30,		YR - YR
	2014	2013	% Chg
Total Product Software Revenue by Geography
North America	$76,675	$80,643	(4.9%)
International	57,834	58,394	(1.0%)

Deferred License Fees
Current	$15,133	$14,849	1.9%
Long-term	7,536	8,926	(15.6%)

Deferred Maintenance
Current	$263,358	$290,453	(9.3%)
Long-Term	249,141	260,188	(4.2%)

Deferred Subscription
Current	$41,830	$43,017	(2.8%)
Long-Term	8,455	6,775	24.8%

Deferred Services	$19,786	$21,962	(9.9%)

Deferred Application Services	$23,926	$34,923	(31.5%)

Other:
Total Company Headcount	2,957	4,363	(32.2%)

Total DSO (Billed)	59.3	59.5
Total DSO	158.4	140.0

Stock-based compensation expense

Cost of license fees	$-	$-	N/	A
Cost of maintenance fees	93	178	(47.8%)
Cost of subscription fees	28	29	(3.4%)
Cost of services	9	20	(55.0%)
Cost of application services	2,619	486	438.9%
Technology development and support	267	574	(53.5%)
Sales and marketing	1,894	2,770	(31.6%)
Administrative and general	3,890	4,517	(13.9%)
Restructuring costs	-	1,791	(100.0%)
Discontinued operations	-	72	(100.0%)

Total stock-based compensation expense before income taxes	$8,800	$10,437	(15.7%)

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

			Covisint
			Application	Unallocated
Quarter Ended:	APM	Mainframe	Services	Expenses	Total

June 30, 2014

Software license fees	$21,387	$5,300	-	-	$26,687
Maintenance fees	28,295	60,165	-	-	88,460
Subscription fees	19,362	-	-	-	19,362
Services fees	8,332	82	-	-	8,414
Application services fees	-	-	$21,587	-	21,587
Total revenues	77,376	65,547	21,587	-	164,510

Total operating expenses	75,633	17,116	33,392	41,655	167,796

Income (loss) from operations	$1,743	$48,431	$(11,805)	$(41,655)	$(3,286)
Contribution margin %	2.3%	73.9%	(54.7%)		(2.0%)

Operating expenses include:
Stock awards compensation	$1,912	$247	$2,619	$4,022	$8,800
Amortization of purchased software	$1,620	$-	$94	$-	$1,714
Amortization of other acquired intangible assets	$1,738	$-	$77	$-	$1,815

June 30, 2013

Software license fees	$23,530	$8,213	-	-	$31,743
Maintenance fees	23,801	63,361	-	-	87,162
Subscription fees	20,132	-	-	-	20,132
Services fees	7,602	69	-	-	7,671
Application services fees	-	-	$24,101	-	24,101
Total revenues	75,065	71,643	24,101	-	170,809

Operating expenses	74,411	18,811	25,423	$49,175	167,820

Income (loss) from operations	$654	$52,832	$(1,322)	$(49,175)	$2,989
Contribution margin %	0.9%	73.7%	(5.5%)		1.7%

Operating expenses include:
Stock awards compensation	$2,823	$534	$486	$6,522	$10,365
Amortization of purchased software	$2,276	$-	$94	$-	$2,370
Amortization of other acquired intangible assets	$1,694	$-	$99	$-	$1,793

Prior year amounts have been reclassified to reflect the transition of APM for Mainframe from the Mainframe segment to the APM segment.

Compuware Corporation Reports First Quarter, Fiscal Year 2015 Results
July 29, 2014

COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED
	JUNE 30,
	2014	2013

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMPUWARE COPORATION	$52	$4,262
ADJUSTMENTS EXCLUDING IMPACT OF NON-CONTROLLING INTEREST
Stock compensation (excl. restructuring)	8,304	8,574
Amortization of purchased software	1,696	2,370
Amortization of acquired intangibles	1,800	1,793
Restructuring expense	2,975	4,803
Advisory fees	2,744	1,156
Income tax effect of above adjustments	(6,270)	(6,493)

Total adjustments	11,249	12,203

NON-GAAP NET INCOME FROM CONTINUING OPERATIONS	$11,301	$16,465

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS - GAAP	$0.00	$0.02

ADJUSTMENTS EXCLUDING IMPACT OF NON-CONTROLLING INTEREST
Stock compensation (excl. restructuring)	0.04	0.04
Amortization of purchased software	0.01	0.01
Amortization of acquired intangibles	0.01	0.01
Restructuring expense	0.01	0.02
Advisory fees	0.01	0.01
Income tax effect of above adjustments	(0.03)	(0.03)

Total adjustments	0.05	0.06

NON-GAAP EPS FROM CONTINUING OPERATIONS	$0.05	$0.07

Diluted shares outstanding	223,347	219,694

EPS amounts may not add to the total due to rounding